UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

NCI, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza American Drive, Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2017, NCI, Inc. (the “Company”) announced selected fourth quarter and fiscal year 2016 financial results. A copy of the March 31, 2017 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 5, 2017, the Company announced its full financial results for the fourth quarter and fiscal year 2016 and earnings guidance for the first quarter and fiscal year 2017. A copy of the April 5, 2017 press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

In the March 31, 2017 press release, the Company announced that it had completed its internal investigation into the facts and circumstances surrounding embezzlement of Company funds by the Company’s former controller. A copy of the March 31, 2017 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated March 31, 2017.

Exhibit 99.2	Press Release, dated April 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI, Inc.

By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer, and Treasurer

Date: April 5, 2017